EXHIBIT 10.36


         SUPPLEMENT TO INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT
         ---------------------------------------------------------------

                                    SUPPLEMENT NO. 11 (this "SUPPLEMENT") dated
                           as of December 30, 2004, to the INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT dated as of December 16, 1999, among CROSS COUNTRY HEALTHCARE, INC. (f/k/a Cross Country, Inc.), a Delaware corporation (the "BORROWER"), each subsidiary of the Borrower listed on Schedule I thereto (the "SUBSIDIARY GUARANTORS" or, the "GUARANTORS") and CITICORP USA, INC. ("CITICORP"), as collateral agent (the "COLLATERAL AGENT") for the Obligees (as defined in the Credit Agreement referred to below).

         A. Reference is made to Credit Agreement dated as of July 29, 1999, as amended and restated as of December 16, 1999, March 16, 2001 and June 5, 2003 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Lenders (as defined in Article I thereof), Citigroup Global Markets Inc., as sole bookrunner and joint lead arranger, Wachovia Securities LLC, as joint lead arranger (together with Citigroup Global Markets Inc., in such capacity, the "ARRANGERS"), Citicorp USA, Inc., as issuing bank (in such capacity, the "ISSUING BANK"), as swingline lender (in such capacity, the "SWINGLINE LENDER"), as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and as collateral agent for the Lenders (in such capacity the "COLLATERAL AGENT"), Wachovia Bank, National Association, as syndication agent (the "SYNDICATION AGENT"), and General Electric Capital Corporation, Key Corporate Capital Inc., LaSalle Bank N.A. and SunTrust Bank, as documentation agents (the "DOCUMENTATION AGENTS") and (b) the form of Indemnity, Subrogation and Contribution Agreement annexed to the Credit Agreement as Exhibit J (as amended, supplemented or otherwise modified from time to time, the "INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT") and the Collateral Documents referred to in the Credit Agreement.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

         C. The Borrower and the Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.10 of the Credit Agreement, each Subsidiary (other than a Foreign Subsidiary) that was not in existence or not such a Subsidiary on the Original Closing Date is required to enter into the Indemnity, Subrogation and Contribution Agreement as a Subsidiary Guarantor upon becoming a Subsidiary. Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiaries may become Subsidiary Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "NEW

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GUARANTOR") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

         Accordingly, the Collateral Agent and the New Guarantor agree as follows:

         SECTION 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Subsidiary Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Subsidiary Guarantor thereunder. Each reference to a "Guarantor" in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Obligees that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

         SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired. The parties hereto

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shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature.

         SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.


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         IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.

                                       CROSS COUNTRY CAPITAL, INC.,
                                       a Delaware corporation,

                                            By  /s/ Emil Hensel
                                                --------------------------------
                                                Name:    Emil Hensel
                                                Title:   Chairman

                                       Address: Delaware Trust Capital
                                                Management, Inc.
                                                300 Delaware Ave., Suite 2016
                                                Wilmington, DE 19801
                                                Attn: Darryl Smith


                                       CITICORP USA, INC., as Collateral Agent,

                                            By  /s/ Illegible
                                                --------------------------------
                                                Name:    Citicorp USA
                                                Title: Collateral Agent